SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 22, 2002

                              LAS VEGAS SANDS, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                      333-42147                 04-3010100
  (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


                3355 LAS VEGAS BOULEVARD SOUTH
                          ROOM 1A                                   89109
                     LAS VEGAS, NEVADA                           (Zip Code)
           (Address of principal executive offices)


       Registrant's telephone number, including area code: (702) 414-1000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.
         ------------

                  On May 22, 2002, we issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, relating to the pricing of approximately $850 million in aggregate principal amount of mortgage notes in a Rule 144A offering. The notes will bear interest at 11% and mature on June 15, 2010. In connection with the offering of the mortgage notes, we also intend to enter into a new senior secured credit facility in an aggregate amount of approximately $375 million and a new secured mall loan facility in an aggregate principal amount of $105 million. We intend to use the proceeds from the offering of the mortgage notes and borrowing under these new facilities to repay, redeem or repurchase all of our outstanding indebtedness, to finance the construction and development of a 1000-room addition to the Venetian Casino Resort, additional meeting and conference space and an expansion to the Venetian Casino Resort's parking garage (the "Phase IA Addition"), and to pay all fees and expenses associated with these transactions. The press release announcing these transactions is attached as Exhibit 99.1 to this report on Form 8-K.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

Exhibit Number                         Title
--------------                         -----
       99.1       Press Release of Las Vegas Sands, Inc., dated May 22, 2002.
       99.2 Summary unaudited pro forma financial data for the year ended December 31, 2001 and the three months ended March 31, 2002.

       99.3       Other Information.


Item 9.  REGULATION FD DISCLOSURE.
         ------------------------

                  In connection with the offering of the notes, we are providing certain investors with summary unaudited pro forma financial data for the year ended December 31, 2001 and the three months ended March 31, 2002 that gives effect to the offering of the mortgage notes, borrowings under the new facilities, the repayment, redemption or repurchase of all of our outstanding indebtedness and the funding of the Phase IA Addition and certain other information. The summary unaudited pro forma financial data and such other information are attached as Exhibit 99.2 and Exhibit 99.3 to this report on Form 8-K and are incorporated by reference into this report on Form 8-K for purposes of this item only.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 24, 2002

                                        LAS VEGAS SANDS, INC.

                                        By:      /S/ HARRY D. MILTENBERGER
                                                 --------------------------
                                        Name:    Harry D. Miltenberger
                                        Title:   Vice President-Finance


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                                  EXHIBIT INDEX

Exhibit Number                         Title
--------------                         -----
       99.1       Press Release of Las Vegas Sands, Inc., dated May 22, 2002.
       99.2 Summary unaudited pro forma financial data for the year ended December 31, 2001 and the three months ended March 31, 2002.

       99.3       Other Information.